[LOGO]ICM FUNDS



ICM SERIES TRUST

ICM/ISABELLE SMALL CAP VALUE FUND


                           INVESTMENT SHARES
                                   Symbol:IZZYX

                           INSTITUTIONAL SHARES
                                   Symbol:IZZIX





                           ---------------------------------------------
                           PROSPECTUS
                           MAY 1, 2002
                           (AS REVISED OCTOBER 11, 2002)








                           ----------------------------------------------
                           The Securities and Exchange Commission has not approved or disapproved these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

TABLE OF CONTENTS
--------------------------------------------------------------------------------

        Information About the Fund............................ 1
           Investment Objective and Philosophy................ 1
           Principal Investment Strategies ................... 1
           Principal Risks ................................... 3
           Past Performance .................................. 4
           Fees and Expenses ................................. 5
           Understanding Expenses............................. 5
        The Fund's Management ................................ 7
           Portfolio Management .............................. 7
           Portfolio Turnover ................................ 7
        Information About Your Account ....................... 8
           Purchasing Shares ................................. 8
           Opening An Account ................................ 8
           Share Classes ..................................... 8
           Distribution Arrangements ......................... 9
           Determining Share Price ...........................10
           Selling Shares ....................................11
        Distributions and Taxes ..............................13
           Distributions .....................................13
           Tax Considerations ................................13
           Tax Consequences ..................................13
        Financial Highlights .................................15


        WHY YOU SHOULD READ THIS PROSPECTUS
        Reading the prospectus will help you to decide whether the ICM/Isabelle Small Cap Value Fund is the right investment for you. It allows you to compare the fund's objective, principal investment strategies, principal risks and performance with other mutual funds. The fund invests in the common stock of small companies that are believed to have the potential for substantial appreciation over time. It is designed for long-term investors who are able to tolerate the volatility that exists with investing in small company stocks. Please keep it for future reference.

INFORMATION ABOUT THE FUND
--------------------------------------------------------------------------------

INVESTMENT OBJECTIVE AND PHILOSOPHY

The fund seeks capital appreciation by investing its assets primarily in relatively undervalued common stocks of domestic small companies.

PRINCIPAL INVESTMENT STRATEGIES

Ironwood Capital Management, LLC (ICM), the fund's investment adviser, seeks to combine the risk-averse nature of value investing with the superior long-term capital appreciation potential of small company stocks. The fund invests at least 80% of its assets in companies that have market capitalizations of less than $1 billion at the time of purchase. Market capitalization is the stock price multiplied by the total number of shares outstanding.

It is ICM's intention to be fully invested in small cap securities at all times. To maintain the fund's investment objective it will close to new investors when assets reach $500 million.

[CALLOUT:
BOTTOM-UP APPROACH TO INVESTING refers to the analysis of individual company information before considering the impact of industry and economic trends. ]

Using a bottom-up approach with fundamental analysis, ICM analyzes a company's recent valuation, price/earnings ratio and tangible assets, such as cash, real estate and equipment, to determine whether it presents the best value in terms of current price, cash flow, and current and forecasted earnings.

[CALLOUT:
FUNDAMENTAL ANALYSIS is the analysis of company financial statements to forecast future price movements using past records of assets, earnings, sales, products, management and markets.]

ICM believes that this approach helps to identify companies whose market value is substantially below true economic value. These companies are often neglected, overlooked or out-of-favor in the market. As a result, their current stock prices may not reflect the companies' long-term economic value. Frequently, these companies exhibit one or more of the following traits. A company may be:

o   in transition, or in the process of being turned-around
o emerging - the company has a new product or innovation to offer the marketplace
o positioned to benefit from internal changes, such as a shift in management, or external catalysts, such as a cyclical turn around of a depressed business or industry.


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


In selecting these securities, an in-depth research and analysis of each company is conducted. ICM looks at:

o   potential cash flow

o   quality and commitment of management

o   overall financial strength

o   existing assets.

ICM often conducts in-person visits or discussions with management as well.

[CALLOUT:
VALUE INVESTING is an approach to investing that seeks to identify, through in-depth research and analysis, companies that are undervalued in the market place - companies whose market value is less than their economic value. Such companies are often out of favor or not closely followed by investors, but offer the potential for substantial appreciation over time.]

Although it is unlikely, the fund may also invest its assets in other securities or engage in different investment practices. These securities and practices are not part of the fund's principal investment strategies, but may be used from time to time to supplement or enhance the fund's principal investment strategies in an effort to achieve the fund's investment objectives. They include convertible and debt securities, foreign securities, rights and warrants, illiquid and restricted securities, below investment-grade debt securities, commonly referred to as "junk-bonds," repurchase agreements, when-issued and delayed-delivery securities, hedging transactions, short sales against the box, lending portfolio securities and borrowing money. Investments in these securities and engaging in any of these investment practices offer certain opportunities and carry various risks. Please refer to the statement of additional information for more information on these securities and investment practices.

ICM may sell a security when it achieves the clearly defined target price. A security may also be sold if any of the following occur:

o   a disruptive change in management

o   the company is unable to operate under its financial burdens

o   the company's growthcycle fails to materialize

o   a company's product or technology cannot be commercialized

o   the investment time horizon of 2-to-3 years is exceeded.


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


PRINCIPAL RISKS

There are two basic risks prevalent in all mutual funds investing in common stock: "management" and "market" risks.

o MANAGEMENT RISK means that your investment in the fund varies with the success and failure of ICM's value-oriented investment strategies and ICM's research, analysis and determination of portfolio securities. If ICM's investment strategies do not produce the expected results, your investment could be diminished or even lost.

o MARKET RISK means that the price of common stock may move down in response to general market and economic conditions, investor perception and anticipated events, as well as the activities of the individual company. Additionally, because the fund invests in common stocks, its share price will change daily in response to stock market movements.

SMALL CAP STOCKS

Because the fund invests in small companies the fund's share price may be more volatile than the share price of funds investing in larger companies. Small companies may pose greater risk due to narrow product lines, limited financial resources, less depth in management or a limited trading market for their stocks. If small companies fall out-of-favor with the market and investors, the price of your shares may fall, causing the value of your investment in the fund to fall.

VALUE INVESTING

Value stocks can react differently to issuer, political, market and economic developments than the market as a whole and other types of stocks. Value stocks tend to be inexpensive relative to their earnings or assets compared to other types of stocks. However, these stocks can continue to be inexpensive for long periods of time and may not realize their full economic value.

DEFENSIVE INVESTING

For temporary defensive purposes, the fund may hold cash or invest its net assets in short-term securities including U.S. Treasury securities, high quality commercial paper and repurchase agreements. Although the fund may do this to reduce losses, these measures may adversely affect the fund's efforts to achieve its objective.

THE FUND CANNOT ELIMINATE RISK OR ASSURE ACHIEVEMENT OF ITS OBJECTIVE. IF THE RISKS ABOVE ARE REALIZED YOU MAY LOSE MONEY ON YOUR INVESTMENT IN THE FUND.


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


PAST PERFORMANCE


Annual return includes the reinvestment of dividends and distributions and reflects fund expenses. The following bar chart and performance tables provide some indication of the risks and volatility of an investment in the fund by showing how returns can differ from year to year and by comparing the fund's performance with that of a comparable market index. As with all mutual funds, past performance (before and after taxes) does not guarantee future results.


[Edgar representation of bar chart:

1999 - 49.49%
2000 -  7.73%
2001 -  8.74%]

During the periods shown in the above chart, the highest return for a quarter was 25.41% (quarter ended 6/30/99) and the lowest return for a quarter was -29.11% (quarter ended 9/30/01).

AVERAGE ANNUAL TOTAL RETURN

The fund's average annual total return is compared with the Russell 2000 Index, an unmanaged index consisting of broad-based common stocks. The Russell 2000 Index does not reflect investment management fees, brokerage commissions and other expenses associated with investing in equity securities. While the fund does not seek to match the returns of the Russell 2000 Index, this index is a good indicator of market performance and risk for small company stocks. You may not invest in the Russell 2000 Index and, unlike the fund, it does not incur fees or charges.

The following table compares the fund's average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sale of fund shares) as of December 31, 2001 to the Russell 2000 Index.


INVESTMENT CLASS*                               1 YEAR       LIFE OF FUND**
------------------------------------------ ---------------- -----------------
Return Before Taxes                             8.74%             5.13%
Return After Taxes on Distributions             8.74%             4.97%
Return After Taxes on Distributions             5.32%             4.12%
    and Sale of Funds Shares
------------------------------------------ ---------------- -----------------
Index- Russell 2000 Index                       2.49%             2.85%

 *   Investment Class shares commenced operations on March 9, 1998.
**   From March 9, 1998


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


The following table compares the fund's average annual total return, average annual total return (after taxes on distributions), and average annual total return (after taxes on distributions and sale of fund shares) as of December 31, 2001 to the Russell 2000 Index.



INSTITUTIONAL CLASS*                            1 YEAR       LIFE OF FUND**
------------------------------------------ ---------------- -----------------
Return Before Taxes                             9.43%             5.50%
Return After Taxes on Distributions             9.43%             5.34%
Return After Taxes on Distributions             5.74%             4.42%
    and Sale of Funds Shares
------------------------------------------ ---------------- -----------------
Index- Russell 2000 Index                       2.49%             1.94%

 * Institutional Class shares commenced operations on March 27, 1998. ** From March 27, 1998


After-tax returns are calculated using the historical highest individual federal marginal income tax rates and do not reflect the impact of state and local taxes. Actual after-tax returns depend on an investor's tax situation and may differ from those shown. After-tax returns shown are not relevant to investors who hold their fund shares through tax-deferred arrangements, such as 401(k) plans or individual retirement accounts.

FEES AND EXPENSES
SHAREHOLDER FEES (FEES PAID DIRECTLY FROM YOUR INVESTMENT)

The fund is a no-load fund, so you pay no sales charges (loads) to purchase or redeem shares.

ANNUAL FUND OPERATING EXPENSES
(EXPENSES THAT ARE DEDUCTED FROM FUND ASSETS)

The costs of operating the fund are deducted from fund assets, which means you pay them indirectly. These costs are deducted before computing the daily share price or making distributions. As a result, they don't appear on your account statement, but instead reduce the total return you receive from your fund investment.

[CALLOUT:
UNDERSTANDING EXPENSES
Operating expenses are paid directly by the fund. As a result, you pay for them indirectly, as they reduce the fund's return. The higher the fund's expenses are, the lower its return. Fund expenses include management fees, 12b-1 fees (with respect to the Investment Shares), and administrative costs such as shareholder recordkeeping and reports, accounting services and custody fees.]


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


This table describes the fees and expenses that you pay if you buy and hold fund shares.

--------------------------------------------------------------------------------
                                   INVESTMENT SHARES        INSTITUTIONAL SHARES
--------------------------------------------------------------------------------
Management fee                           1.00%                    1.00%
--------------------------------------------------------------------------------
Distribution (12b-1) fees                0.25%                     None
--------------------------------------------------------------------------------
Other expenses                           0.49%                    0.49%
--------------------------------------------------------------------------------
Total Annual Fund
Operating Expenses                       1.74%                    1.49%
--------------------------------------------------------------------------------
Fee Waiver and/or Expense
Reimbursement1                            None                     None
--------------------------------------------------------------------------------
Net Operating Expenses                   1.74%                    1.49%
--------------------------------------------------------------------------------
Under a written Investment Advisory Agreement ("Agreement") between the investment adviser and the fund, the investment adviser is obligated for as long as the Agreement remains in effect, to limit total fund expenses, including its investment advisory fee, to 1.95% of the average daily net assets annually for Investment Shares and 1.70% of the average daily net assets annually for Institutional Shares, and to waive such fees and expenses to the extent they exceed these amounts.


EXAMPLE

This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. It uses the same hypothetical conditions that other funds use in their prospectuses:

o   $10,000 initial investment

o   5% total return on your investment each year

o   fund operating expenses remain the same

o   redemption at the end of each time period

o   reinvestment of all dividends and distributions.


You pay the same amount in expenses whether you hold your shares or sell them at the end of each period. Your actual costs may be higher or lower because fund operating expenses change, so use this example for comparison only. Based on these assumptions at the end of each period your costs would be:


EXAMPLE COSTS

                         1 YEAR         3 YEARS         5 YEARS         10 YEARS
Investment Shares         $177           $549             $945           $2,054
Institutional Shares      $152           $472             $815           $1,783


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


THE FUND'S MANAGEMENT
--------------------------------------------------------------------------------
Ironwood Capital Management, LLC, the fund's manager ("ICM"), is located at 21 Custom House Street, Suite 240, Boston, MA 02110 and was formed in August 1997. ICM has provided investment advisory and management services to clients since 1998. ICM currently manages approximately $450 million in assets for the fund, institutional clients, such as pension funds, endowments, foundations and public retirement plans, as well as for high net worth individual investors.

ICM supervises the fund's investment activities and determines which securities are purchased or sold by the fund. ICM is responsible for all expenses in managing the fund. ICM receives an annual fee of 1.00% of the fund's average daily net assets. This fee is computed daily and paid monthly.


The fund and ICM have each adopted a code of ethics under Rule 17j-1 of the 1940 Act that sets forth officers, directors and advisory personnel's fiduciary responsibilities regarding the fund, establishes procedures for personal investing, and restricts certain transactions. Persons subject to either the fund's or ICM's code of ethics, including ICM investment personnel, may invest in securities for their own investment accounts, including securities that may be purchased or held by the fund.



[CALLOUT:
PORTFOLIO MANAGEMENT
Mr. Isabelle, President of ICM, is the fund's portfolio manager. Until January 1997, Mr. Isabelle was Senior Vice President and head of Domestic Equity
Management for Pioneer Mutual Funds, and the portfolio manager of Pioneer Capital Growth Fund (from July 1990 through January 1997) and Pioneer Small Company Fund (from November 1995 through January 1997). From February 1997 through May 1997, Mr. Isabelle was Senior Vice President and Chief Investment Officer of Equities at Keystone Investment Management Company.]

PORTFOLIO TURNOVER

Although the fund does not intend to engage in trading for short-term profits it may sell a portfolio security regardless of how long the security has been held. Significant portfolio turnover could increase expenses the fund incurs for securities trading, as well as increase the likelihood that the fund will have more short-term capital gain from investment income, which is not taxed at a preferred rate. Increased expenses and taxes could adversely affect the fund's overall performance, as they reduce the fund's return. See "Fees and Expenses."


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


INFORMATION ABOUT YOUR ACCOUNT
--------------------------------------------------------------------------------
This fund is a no-load fund, which means that you may purchase or redeem shares directly at their net asset value without paying a sales charge. However, you may be charged a fee or have higher investment minimums if you buy or sell shares through a securities dealer, bank or financial institution.

PURCHASING SHARES

OPENING AN ACCOUNT
You may purchase fund shares by check or wire. All checks must be made payable in U.S. dollars and drawn on US financial institutions. The check must be made payable on its face to "ICM Series Trust." Third party checks will not be accepted. The fund does not accept purchases made by cash or cash equivalents (for instance, you may not pay by money order, cashier's check, bank draft or traveler's check). The fund reserves the right to wait until it receives acknowledgment to its satisfaction that a check has cleared and payment has been posted before issuing fund shares. A $20 charge will be imposed on any returned checks.

SHARE CLASSES

The fund offers two classes of shares: Investment Shares and Institutional Shares. Institutional Shares are offered to investors that meet the $500,000 minimum investment.

SHARE                      TO OPEN               MINIMUM           MINIMUM
CLASS                      AN ACCOUNT            ADDITION          BALANCE

Investment Shares          $1,000                $100              $1,000
IRAs                       $1,000                $100              $1,000
AIP                        $1,000                $100              $1,200
Institutional Shares       $500,000              $50,000           $250,000


The fund may waive account minimums for Institutional Shares if it is economically feasible and in the best interests of the fund's shareholders. The fund has the right to reject any purchase order, or limit or suspend the offering of its shares.

LIMITATIONS ON PURCHASES

The fund reserves the right to refuse any purchase (including exchange) request, particularly requests that could adversely affect the fund or its operations. This includes those from any individual or group who, in the fund's view, is likely to engage in excessive trading.


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


------------------------------------------------------------------------------------------------------------------------------------

                         OPENING AN ACCOUNT                            ADDING TO AN ACCOUNT
------------------------------------------------------------------------------------------------------------------------------------

BY MAIL:                 o Complete the application.                   o  Make check payable to
                         o Make check payable                             "ICM Series Trust." Be
                           to "ICM Series Trust."                         sure to include your account
                         o Mail application and check to:                 number on the check.
                             ICM Series Trust                          o  Fill out investment slip and
                             Two Portland Square                          indicate the class of  shares
                             Portland, Maine 04101                        you wish to purchase.
                                                                       o  Mail check with investment  the
                                                                          slip to address on the left.
------------------------------------------------------------------------------------------------------------------------------------
BY WIRE:                  Mail your application to                     Wire funds to:
                          the above address, then call                    Deutsche Bank
                          1-800-472-6114 to obtain an                      Trust Company Americas
                          account  number.  Include your                  New York, NY
                          Taxpayer Identification Number.                 ABA: 021001033
                          Wire funds using the instructions               For credit to:
                          at the right.                                   Forum Shareholder Services, LLC
                                                                          A/C: 01-465-547
                                                                          Re: ICM/Isabelle Small Cap Value Fund
                                                                          Your name and account number
------------------------------------------------------------------------------------------------------------------------------------
BY AUTOMATIC             Mail your application with an                 Shares are purchased  once  and/or
INVESTMENT               authorized form to the address                twice a month, on the 1st, 15th, or
PLAN (AIP)               above,  along with a check for                both days.
                         your initial investment payable
                         to "ICM Series Trust."  Call
                         1-800-472-6114 to obtain a form.
------------------------------------------------------------------------------------------------------------------------------------
BY ELECTRONIC FUNDS      Mail your application to the
TRANSFER (ACH)           above address, then call 1-800-
                         472-6114 to obtain an account
                         number. Include your Taxpayer
                         Identification Number. We can
                         electronically debit your purchase
                         proceeds from your selected account.
------------------------------------------------------------------------------------------------------------------------------------
THROUGH A                Contact your financial                        Contact your financial professional.
FINANCIAL                professional.
PROFESSIONAL
------------------------------------------------------------------------------------------------------------------------------------

DISTRIBUTION ARRANGEMENTS

The fund has adopted a plan under rule 12b-1 allowing it to compensate the fund's distributor for the sale and distribution of its Investment Shares. The distributor receives up to 0.25% of the average daily net assets of Investment Shares. Because this fee is paid on an ongoing basis, it may cost you more than other types of sales charges.


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


ACCOUNT REQUIREMENTS

For further information regarding the fund's requirements for opening, and sending instructions for individual, sole proprietorship, and joint accounts, as well as business entity and trust accounts please call 1-800-472-6114.

DETERMINING SHARE PRICE

The price at which you buy or sell fund shares is the net asset per share price or NAV. The NAV is calculated for each class at the close of regular trading of the New York Stock Exchange "NYSE" (normally 4:00 p.m. Eastern standard time) each day the NYSE is open. It is not calculated on days the NYSE is closed for trading. The price for a purchase or redemption of fund shares is the NAV next calculated after receipt of your request. The NAV for each class can differ because each class may not have the same portfolio investments or number of shares outstanding.

[CALLOUT:
CALCULATING NAV
The price for each share class is determined by adding the value of that class's investments, cash and other assets, deducting liabilities, and then dividing that amount by the total number of shares outstanding for that class.]

When the fund calculates NAV, it values portfolio securities at the last current sales price on the market where the security is normally traded, unless ICM deems that price is not representative of market values. This could happen if, after the close of the market, an event took place that had a major impact on the price of the fund's securities. Securities that cannot be valued at closing prices will be valued by ICM at fair value in accordance with procedures adopted by the trustees. If no sales occurred on a particular day, the security is valued at the mean between the most recently quoted bid and asked price.

CANCELED OR FAILED PAYMENTS

The fund accepts checks and ACH transfers at full value subject to collection. If the fund does not receive your payments for shares or you pay with a check or ACH transfer that does not clear, your purchase will be canceled. You will be responsible for any losses or expenses incurred by the fund or its transfer agent, and the fund may redeem shares you own in the account (or another identically registered account that you maintain with the transfer agent) as reimbursement. The fund and its agents have the right to reject or cancel any purchase or exchange due to nonpayment.


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


SELLING SHARES

WHAT YOU NEED TO KNOW WHEN SELLING SHARES

You may sell your shares on any day the fund is open for business. No redemption request will be processed until your shares have been paid for in full. This means if you purchased your shares by check, the redemption payment will be delayed until the fund has received acknowledgment to its satisfaction that the check has cleared and the funds have been posted. In times of drastic economic or market conditions, you may have difficulty selling shares by telephone.

Once your request has been "actually received" by the fund in "proper form" the fund will redeem shares at the next determined share price. "Proper form" means that the fund has actually received and processed your account application, all shares are paid for in full and all documentation including any required signature guarantees are included. "Actual receipt" by the fund, when by mail, means physical receipt at the fund's address listed below, or if by telephone, receipt by an authorized fund representative at the telephone number listed below. Generally, the fund pays redemption proceeds by check within seven days after the request is actually received by the fund. Payment is sent to the address of record.

[CALLOUT:
SECURITY CONSIDERATIONS
You may give up some level of security by choosing to buy or sell shares by telephone rather than by mail. The fund uses procedures designed to give reasonable assurance that telephone instructions are genuine, including recording the transactions, testing the identity of the shareholder placing the order and sending prompt written confirmation of transactions to the shareholder of record. If these procedures are followed, the fund and its service providers are not liable for acting upon instructions communicated by telephone that they believe to be genuine.]

SELLING YOUR SHARES:

BY PHONE: Be sure to fill out the appropriate areas of the account application. You may redeem up to $50,000 per day by calling 1-800-472-6114. Shares held by retirement plans may not be redeemed by telephone.

BY MAIL: Send a letter of instruction including the account number, the dollar value or number of shares and any necessary signature guarantees (see next page) to: ICM Series Trust, Two Portland Square, Portland, Maine 04101.

BY WIRE: Be sure to fill out the appropriate areas of the account application. Proceeds of $1,000 or more may be wired to your pre-designated bank account. There is a $20 charge for each wire redemption.


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


BY  SYSTEMATIC   WITHDRAWAL  PLAN:  For  further  information  on  a  systematic withdrawal plan, please call 1-800-472-6114.

THROUGH A FINANCIAL PROFESSIONAL:    Contact your financial professional.

SIGNATURE GUARANTEES

A signature guarantee must be provided if:

o   you are redeeming shares worth more than $100,000

o   you want the proceeds sent to someone other than the owner of the account

o you want the proceeds to be mailed to an address other than the address of record

o   the address or account registration has changed within the last 30 days

o you are adding or changing: ACH or wire instructions, telephone redemption opton or any other election in connection with your account

Signature guarantees are accepted from most domestic banks and securities dealers. A notary public cannot provide a signature guarantee.


INVOLUNTARY REDEMPTION

If your account falls below the stated investment minimums, the fund may redeem your shares. Your account will not be redeemed if the balance falls below the minimum due to investment losses. You will receive notice 45 days prior to an involuntary redemption. If your account is redeemed the proceeds will be sent to the address of record.

IN-KIND REDEMPTIONS

Although the fund expects to make redemptions in cash, it reserves the right to make the redemption a distribution in-kind. This is done to protect the interests of the fund's remaining shareholders. An in-kind payment means you receive portfolio securities rather than cash. If this occurs, you will incur transaction costs when you sell the securities.

LOST ACCOUNTS

The transfer agent will consider your account "lost" if correspondence to your address of record is returned as undeliverable, unless the transfer agent determines your new address. When an account is "lost," all distributions on the account will be reinvested in additional fund shares. In addition, the amount of any outstanding (unpaid for six months or more) checks for distributions that have been returned to the transfer agent will be reinvested and the checks will be canceled.


12------------------------------------------------------------------------------

DISTRIBUTIONS AND TAXES
--------------------------------------------------------------------------------

DISTRIBUTIONS

The fund makes distributions to shareholders at least annually from two sources: net long-term capital gain and income dividends, if any. Dividends from income and/or capital gains may also be paid at such other times as may be necessary for the fund to avoid federal income or excise taxes. Most of the fund's distributions are expected to be from net long-term capital gains.

Unless you tell us that you want to receive your distributions in cash, all distributions will be automatically reinvested in additional full and fractional shares of the fund. Your other options are to receive checks for these payments or have them deposited into your bank account.

[Call Out:
TAX CONSIDERATIONS

Unless your investment is in a tax-deferred account you may want to avoid:
o Investing a large amount in the fund near the end of the calendar year; if the fund makes a capital gains distribution you will receive some of your investment back as a taxable distribution.

o Selling shares at a loss for tax purposes and then making an identical investment within 30 days. The result is a wash sale and you will not be allowed to claim a tax loss.]

TAX CONSEQUENCES

Distributions from the fund, whether received in cash or additional shares of the fund, may be subject to federal income tax. Any net investment income and net short-term capital gain distributions you receive from the fund are taxable as ordinary dividend income at your income tax rate. Distributions of net capital gains are generally taxable as long-term capital gains. This is generally true no matter how long you have owned your shares and whether you reinvest your distributions or take them in cash. A portion of the Fund's income dividends may qualify for the dividends-received deduction for corporate shareholders. Distributions declared in the last quarter of a year are taxed in that year, even if not distributed until the following January. You may also have to pay taxes when you exchange or sell shares if your shares have increased in value since you bought them. Gain or loss from the sale or exchange of shares generally is taxable to you as a capital gain or loss; whether long-term or short-term depends on how long you owned the shares.

TRANSACTION                                 TAX STATUS

Income dividends                            Ordinary income
Short-term capital gain distributions       Ordinary income
Long-term capital gain distributions        Long-term capital gain


------------------------------------------------------------------------------13

[CALLOUT:
TAX-DEFERRAL
Generally, if your investment is in a traditional IRA or other tax-deferred account, your dividends and distributions will not be taxed at the time they are paid, but instead at the time you withdraw them from your account.]

If the fund's (1) income distributions exceed its net investment income and net short-term capital gains or (2) capital gain distributions exceed its net capital gains in any one year, all or a portion of those distributions may be treated as a return of capital to you. Although a return of capital generally is not taxed, it will reduce the cost basis of your shares and, to the extent that it exceeds your cost basis, is treated as a gain from the sale or exchange of your shares.

The fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yeild or total return on those investments. In addition, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

The fund may be subject to foreign withholding taxes or other foreign taxes on some of its foreign investments. This will reduce the yield or total return on those investments. In addition, we must withhold 30% of your distributions and proceeds if (1) you are subject to backup withholding or (2) you have not provided us with complete and correct taxpayer information such as your Social Security Number (SSN) or Tax Identification Number (TIN).

[CALLOUT:
COST BASIS is the amount you paid for your shares. When you sell shares, you subtract the cost basis from the sale proceeds to determine whether you realized an investment gain or loss. For example, if you bought a $1000 worth of shares of the fund and sold them two years later at $1200, your cost basis on the shares is $1000 and your gain is $200.]

Your investment in the fund could have additional tax consequences. Please consult your tax advisor on state, local or other applicable tax laws.


14------------------------------------------------------------------------------

FINANCIAL HIGHLIGHTS
--------------------------------------------------------------------------------

The financial highlights are intended to help you understand the fund's financial performance since it commenced operations through its fiscal year ended December 31, 2001. Certain information reflects financial results for a single fund share. The total returns in the table represent the rate that an investor would have earned on an investment in the fund (assuming reinvestment of all dividends and distributions). This information has been audited by Arthur Andersen LLP, whose report along with the fund's financial statements, are included in the annual report that is available upon request. Please see pages 16 and 17 for financial tables.


------------------------------------------------------------------------------15

--------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------
                                                                                    INVESTMENT CLASS
--------------------------------------------------------- ------------------------------------------------------------
                                                                              FOR THE YEAR ENDED DECEMBER 31
--------------------------------------------------------- ------------------------------------------------------------
                                                               2001            2000           1999*          1998**
----------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                         $ 10.87         $ 10.33         $ 6.91        $ 10.00
    Increase (decrease) from investment operations:
    Net investment loss                                        (0.08)          (0.05)         (0.12)         (0.04)
    Net gains (losses) on investments                           1.03            0.84           3.54          (3.05)
        (both realized and unrealized)
--------------------------------------------------------- --------------- -------------- ------------- ---------------
    NET INCREASE (DECREASE) FROM INVESTMENT                     0.95            0.79           3.42          (3.09)
        OPERATIONS
--------------------------------------------------------- --------------- -------------- ------------- ---------------
    Less distributions from                                      -             (0.25)           -              -
         net realized gains
--------------------------------------------------------- --------------- -------------- ------------- ---------------
NET ASSET VALUE, END OF PERIOD                               $ 11.82         $ 10.87        $ 10.33         $ 6.91
--------------------------------------------------------- --------------- -------------- ------------- ---------------
TOTAL RETURN ***                                                8.74%           7.73%         49.49%        (30.90%)

RATIOS/SUPPLEMENTAL DATA
     Net assets, end of period (in 000s)                     $ 85,386        $ 75,327       $ 9,993         $ 1,660
     Ratio of expenses to average net assets:
           Before fees paid indirectly, waiver                  1.74%3          1.82%2         4.79%          8.81%1
               and reimbursement by Advisor
           After reduction for fees paid indirectly,            1.74%3          1.81%2         1.95%          1.95%1
              waiver and reimbursement by Advisor
     Ratio of net investment loss to average net assets:
           Before fees paid indirectly, waiver                 (0.61%)3        (0.44%)2       (4.23%)        (7.99%)1
               and reimbursement by Advisor
           After reduction for fees paid indirectly,           (0.61%)3        (0.43%)2       (1.39%)        (1.13%)1
              waiver and reimbursement by Advisor
     Portfolio turnover rate                                   43.16%          53.91%         84.30%         21.43%


    *  Based on average shares outstanding.
   **  Commencement of investment operations was March 9, 1998.
  ***  Assumes initial  investment at net asset value at the beginning of each period,  reinvestment of all distributions and the complete  redemption of the  investment at the end of the period.  Total returns for periods less than one year are not annualized.
    1  Annualized.
    2  For the year ended December 31, 2000, there was no waiver or reimbursement by the Advisor.
    3  For the year ended December 31, 2001, there was no waiver or reimbursement by the Advisor.



16------------------------------------------------------------------------------


FINANCIAL HIGHLIGHTS (CONTINUED)
--------------------------------------------------------------------------------


---------------------------------------------------------------------------------------------------------------------
                                                                             INSTITUTIONAL CLASS
------------------------------------------------------ --------------------------------------------------------------
                                                                        FOR THE YEAR ENDED DECEMBER 31
------------------------------------------------------ --------------------------------------------------------------
                                                            2001            2000           1999*          1998**
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD                       $ 10.92         $ 10.36        $  6.92         $ 10.00
    Increase (decrease) from Investment operations:
    Net investment loss                                      (0.05)          (0.02)         (0.10)          (0.04)
    Net gains (losses) on investments                         1.08            0.83           3.54           (3.04)
        (both realized and unrealized)
    NET INCREASE (DECREASE) FROM INVESTMENT                   1.03            0.81           3.44           (3.08)
        OPERATIONS
    Less distributions from                                   -              (0.25)            -              -
         Net realized gains
NET ASSET VALUE, END OF PERIOD                             $ 11.95         $ 10.92        $ 10.36          $ 6.92
------------------------------------------------------ ---------------- -------------- -------------- ---------------
RATIOS/SUPPLEMENTAL DATA
TOTAL RETURN ***                                            9.43%           7.90%         49.71%         (30.80%)
     Net assets, end of period (in 000s)                 $ 29,502        $ 26,225        $ 7,448        $ 3,734
     Ratio of expenses to average net assets:
           Before fees paid indirectly, waiver              1.49%3          1.57%2         4.54%           8.56%1
               and reimbursement by Advisor
           After reduction for fees paid indirectly,        1.49%3          1.56%2         1.70%           1.70%1
              waiver and reimbursement by Advisor
     Ratio of net investment loss to average Net assets:
           Before fees paid indirectly, waiver             (0.36%)3        (0.18%)2       (4.14%)         (7.74%)1
               and reimbursement by Advisor
           After reduction for fees paid indirectly,       (0.36%)3        (0.17%)2       (1.30%)         (0.88%)1
              waiver and reimbursement by Advisor
     Portfolio turnover rate                               43.16%          53.91%         84.30%          21.43%
------------------------------------------------------ ---------------- -------------- -------------- ---------------
   *   Based on average shares outstanding.
  **   Commencement of investment operations was March 27, 1998.
 ***   Assumes initial  investment at net asset value at the beginning of each period,  reinvestment of all distributions and the complete  redemption of the  investment at the end of the period.  Total returns for periods less than one year are not annualized.
   1   Annualized.
   2   For the year ended December 31, 2000, there was no waiver or reimbursement by the Advisor.
   3   For the year ended December 31, 2001, there was no waiver or reimbursement by the Advisor.



------------------------------------------------------------------------------17

                                                                 [LOGO]ICM FUNDS




FOR MORE INFORMATION
--------------------------------------------------------------------------------

     Additional information about the fund's investments is available in the fund's semi-annual and annual reports to shareholders.
     The fund's annual report contains a discussion of the market conditions and investment strategies that affected the fund's performance over the past year.

     You may want to read the statement of additional information (SAI) for more information on the fund and the securities it invests in. The SAI is incorporated into this prospectus by reference, which means that it is legally considered to be part of this prospectus.

     To request free copies of the semi-annual and annual reports and the SAI, and to request other information or get answers to your questions about the fund, write or call:

     BY TELEPHONE: (800) 472-6114
     BY MAIL OR OVERNIGHT DELIVERY:
     ICM/Isabelle Small Cap Value Fund
     Two Portland Square
     Portland, Maine 04101

     VIA THE INTERNET: View online or download text-only documents:

        ICM Series Trust:
          www.icmfunds.com


        Securities and Exchange Commission:
          www.sec.gov*
--------------------------------------------------------------------------------
*You can also obtain copies by visiting the SEC's         Investment Company Act
 Public  Reference  Room in Washington, DC, calling       File Number: 811-08507
 1-800-SEC-0330, or by sending your request and the appropriate fee to the SEC's Public Reference
 Section, Washington DC 20549-0102, or via e-mail to publicinfo@sec.gov.